Reference Number:  FXNEC9133
RALI Series 2007-QH1 Supplemental Interest Trust
January 29, 2007

[OBJECT OMITTED]]
                                                                                   BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                                                     383 MADISON AVENUE
                                                                                               NEW YORK, NEW YORK 10179
                                                                                                           212-272-4009

DATE:                               January 30, 2007

TO:                                 RALI Series 2007-QH1 Supplemental Interest Trust
                                    c/o  Deutsche  Bank  Trust  Company  Americas,  not  individually,  but  solely  as supplemental interest trust trustee
ATTENTION:                          Trust Administration - RF07H1
TELEPHONE:                          714-247-6000
FACSIMILE:                          714-855-1557

FROM:                               Derivatives Documentation
TELEPHONE:                          212-272-2711
FACSIMILE:                          212-272-9857

SUBJECT:                            Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC9133

The purpose of this letter agreement  ("Agreement")  is to confirm the terms and conditions of the Transaction  entered into on the Trade Date  specified  below (the "  Transaction")  between Bear Stearns  Financial  Products  Inc.  ("Bear
Stearns")  and RALI Series  2007-QH1  Supplemental  Interest  Trust  ("Counterparty").  Reference is hereby made to the series  supplement  dated  January  1, 2007 to the  standard  terms of pooling  and  servicing  agreement,  dated as of
December  1,  2006,  among  Residential  Accredit  Loans,  Inc,  as  seller  ("Seller")  and  as  company  ("Company"),
Residential  Funding  Company,  LLC, as master  servicer  ("Master  Servicer"),  Residential  Accredit  Loans,  Inc, as
depositor  ("Depositor")  and Deutsche  Bank Trust  Company  Americas,  not  individually,  but solely as  supplemental interest  trust  trustee  ("Supplemental  Interest  Trustee")  (the  "Pooling and  Servicing  Agreement"),  This letter agreement  constitutes the sole and complete  "Confirmation," as referred to in the "ISDA Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Master Agreement.

(1)      This  Confirmation  is  subject  to the  2000  ISDA  Definitions  (the  "DEFINITIONS"),  as  published  by the
         International Swaps and Derivatives  Association,  Inc. ("ISDA"). Any reference to a "Swap Transaction" in the
         Definitions is deemed to be a reference to a "Transaction"  for purposes of this Agreement,  and any reference to a "Transaction"  in this Agreement is deemed to be a reference to a "Swap  Transaction" for purposes of the
         Definitions.  This Confirmation  shall supplement,  form a part of, and be subject to an agreement in the form of the ISDA Master  Agreement  (Multicurrency  - Cross  Border) as published  and  copyrighted  in 1992 by the
         International Swaps and Derivatives  Association,  Inc. (the "ISDA MASTER AGREEMENT"),  as if Bear Stearns and
         Counterparty  had executed an agreement in such form on the date hereof,  with a Schedule as set forth in Item
         3 of this Confirmation  (the  "SCHEDULE"),  and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements
         Subject to New York Law Only  version) as published and  copyrighted  in 1994 by the  International  Swaps and
         Derivatives  Association,  Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "CREDIT SUPPORT
         ANNEX").  For the  avoidance  of  doubt,  the  Transaction  described  herein  shall be the  sole  Transaction governed  by such  ISDA  Master  Agreement.  In the  event of any  inconsistency  among  any of the  following documents,  the  relevant  document  first  listed  shall  govern:  (i) this  Confirmation,  exclusive  of the provisions set forth in Item 3 hereof and Annex A hereto;  (ii) the Schedule;  (iii) the Credit Support Annex;
         (iv) the Definitions;  and (v) the ISDA Master Agreement.  Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

         Each reference herein to a "Section" (unless  specifically  referencing the Pooling and Servicing Agreement or to a "Section" of this Agreement  will be construed as a reference to a Section of the ISDA Master  Agreement;
         each herein  reference to a "Part" will be construed as a reference to Schedule;  each  reference  herein to a
         "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

(2)    The terms of the particular Transaction to which this Confirmation relates are as follows:

       Notional Amount:                     With  respect to any  Calculation  Period,  the amount set forth for such period on Schedule I attached hereto.

       Trade Date:                          January 25, 2007

       Effective Date:                      February 25, 2007

       Termination Date:                    January 25, 2012,  subject to adjustment in accordance  with the Business Day Convention;
                                            provided,  however,  that for the purpose of determining the final Fixed
                                            Rate  Payer  Period  End Date,  Termination  Date shall be subject to No
                                            Adjustment.

       FIXED AMOUNT:

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Period End Dates:             The  25th   calendar   day  of  each  month  during  the  Term  of  this
                                            Transaction,  commencing  March 25,  2007 and ending on the  Termination
                                            Date, with No Adjustment.

              Fixed Rate Payer
              Payment Date:                 Early  Payment  shall be  applicable.  The Fixed  Rate  Payer  Payment  Date shall be one
                                            Business Day prior to each Fixed Rate Payer Period End Date.

              Fixed Rate:                   5.12000%

              Fixed Rate Day
              Count Fraction:               Actual/360

       FLOATING AMOUNTS:

              Floating Rate Payer:          Bear Stearns

              Floating Rate Payer
              Period End Dates:             The  25th   calendar   day  of  each  month  during  the  Term  of  this
                                            Transaction,  commencing  March 25,  2007 and ending on the  Termination
                                            Date,  subject  to  adjustment  in  accordance  with  the  Business  Day
                                            Convention.

              Floating Rate Payer
              Payment Dates:                Early  Payment  shall be  applicable.  The Floating  Rate Payer  Payment
                                            Date  shall be one  Business  Day  prior  to each  Floating  Rate  Payer
                                            Period End Date.

              Floating Rate for initial
              Calculation Period:           To be determined.

              Floating Rate Option:         USD-LIBOR-BBA

              Designated Maturity:          One month

              Spread:                       None

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates:                  The first day of each Calculation Period.

              Compounding:                  Inapplicable

              Business Days:                New York

              Business Day
              Convention:                   Following

              Calculation Agent:            Bear Stearns

              Additional Amount:            In connection with entering this  Transaction,  USD 390,000 is payable by
                                            Counterparty to BSFP on January 31, 2007.

(3)      Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

Part 1.  Termination Provisions.

For purposes of the ISDA Master Agreement:

(a)      "SPECIFIED ENTITY" will not apply to Bear Stearns or Counterparty for any purpose.

(b)      "SPECIFIED TRANSACTIONS" will not apply to Bear Stearns or Counterparty for any purpose.

(c)      The "FAILURE TO PAY OR DELIVER"  provisions of Section 5(a)(i) will apply to Bear Stearns and will apply to
         Counterparty;  provided  that  notwithstanding  anything to the contrary in Section  5(a)(i) or Paragraph 7 of the Credit  Support  Annex,  any  failure by Bear  Stearns to comply  with or  perform  any  obligation  to be complied  with or performed by Bear Stearns under the Credit  Support  Annex shall not  constitute an Event of
         Default under Section  5(a)(i)  unless (A) a Moody's Second Level  Downgrade has occurred and been  continuing for 30 or more  Local  Business  Days and (B) such  failure  is not  remedied  on or before  the  third  Local
         Business Day after notice of such failure is given to Bear Stearns.

(d)      The "BREACH OF AGREEMENT"  provisions of Section  5(a)(ii) will apply to Bear Stearns and will not apply to
         Counterparty.

(e)      The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will apply to (x) Bear Stearns;  provided that notwithstanding  anything to the contrary in Section 5(a)(iii)(1),  any failure by Bear Stearns to comply with or perform any  obligation  to be complied  with or performed by Bear Stearns  under the Credit  Support Annex shall not constitute an Event of Default under Section  5(a)(iii)  unless (A) a Moody's Second Level Downgrade has occurred and been  continuing  for 30 or more Local  Business Days and (B) such failure is not remedied on or  before  the third  Local  Business  Day after  notice of such  failure  is given to Bear  Stearns  and (y)
         Counterparty  solely in respect of  Counterparty's  obligations  under  Paragraph  3(b) of the Credit  Support
         Annex.

(f)      The  "MISREPRESENTATION"  provisions  of Section  5(a)(iv) will apply to Bear Stearns and will not apply to
         Counterparty.

(g)      The "DEFAULT  UNDER  SPECIFIED  TRANSACTION"  provisions of Section  5(a)(v) will apply to Bear Stearns and will not apply to the Counterparty.

(h)      The "CROSS  DEFAULT"  provisions  of Section  5(a)(vi)  will  apply to Bear  Stearns  and will not apply to
         Counterparty.

                  "SPECIFIED INDEBTEDNESS" will have the meaning specified in Section 14.

                  "THRESHOLD AMOUNT" means USD 100,000,000.

(i)      The "BANKRUPTCY"  provisions of Section 5(a)(vii) will apply to Bear Stearns and will apply to Counterparty except that the  provisions  of Section  5(a)(vii)(2),  (6) (to the extent that such  provisions  refer to any appointment  contemplated  or effected by the Pooling and  Servicing  Agreement  or any  appointment  to which
         Counterparty  has not become  subject to), (7) and (9) will not apply to  Counterparty;  provided  that,  with respect to Counterparty  only,  Section  5(a)(vii)(4) is hereby amended by adding after the words "against it"
         the words  "(excluding  any  proceeding  or petition  instituted or presented by Bear  Stearns)",  and Section
         5(a)(vii)(8)  is hereby  amended by deleting the words "to (7)  inclusive"  and inserting lieu thereof ", (3),
         (4) as amended, (5) or (6) as amended".

(j)      The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii)  will apply to Bear Stearns and will apply to
         Counterparty;  provided  that Bear Stearns  shall not be entitled to designate  an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(k)      The  "CREDIT  EVENT  UPON  MERGER"  provisions  of  Section  5(b)(iv)  will not  apply to Bear  Stearns  or
         Counterparty.

(l)      The  "AUTOMATIC  EARLY  TERMINATION"  provision  of  Section  6(a)  will not  apply to Bear  Stearns  or to
         Counterparty.

(m)      "PAYMENTS ON EARLY TERMINATION".  For the purpose of Section 6(e) of the ISDA Master Agreement:

                  (1)      Market Quotation will apply; and

                  (2)      the Second Method will apply;

                  provided  that if Bear Stearns is the  Defaulting  Party or the sole  Affected  Party,  the following provisions will apply:

                           (A)      Section  6(e) of the ISDA  Master  Agreement  will be amended by  inserting  on the first line "or is effectively designated" after "If an Early Termination Date occurs";

                           (B)      The  definition of Market  Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                                    "MARKET  QUOTATION"  means,  with respect to one or more  Terminated  Transactions, and a party making the  determination,  an amount  determined  on the basis of Firm
                                    Offers from  Reference  Market-makers  that are  Eligible  Replacements.  Each Firm
                                    Offer will be (1) for an amount that would be paid to  Counterparty  (expressed  as a  negative  number)  or  by  Counterparty  (expressed  as a  positive  number)  in
                                    consideration   of  an   agreement   between   Counterparty   and  such   Reference
                                    Market-maker  to enter  into a  Replacement  Transaction  and (2) made on the basis that  Unpaid  Amounts  in  respect  of  the  Terminated  Transaction  or  group  of
                                    Transactions  are to be excluded but, without  limitation,  any payment or delivery that  would,  but for the  relevant  Early  Termination  Date,  have been  required
                                    (assuming  satisfaction of each applicable  condition  precedent)  after that Early
                                    Termination  Date is to be  included.  The party making the  determination  (or its agent) will request each  Reference  Market-maker  to provide its Firm Offer to the extent  reasonably  practicable  as of the  same day and time  (without  regard  to
                                    different  time  zones)  on  or  as  soon  as  reasonably   practicable  after  the
                                    designation  or  occurrence of the relevant  Early  Termination  Date.  The day and time as of which  those Firm  Offers are to be  obtained  will be  selected in good faith by the party obliged to make a  determination  under  Section  6(e),  and, if
                                    each  party  is  so  obliged,   after  consultation  with  the  other.  The  Market
                                    Quotation  shall be the Firm Offer actually  accepted by Counterparty no later than the  Business  Day  preceding  the Early  Termination  Date.  If no Firm Offers are
                                    provided by the second Business Day following the Early  Termination  Date, it will be deemed that the Market  Quotation in respect of such  Terminated  Transaction or group of Transactions cannot be determined.

                           (C)      If more than one Firm  Offer  (which,  if  accepted,  would  determine  the  Market
                           Quotation)  is provided,  Counterparty  shall accept the Firm Offer (among such Firm Offers)
                           which would  require  either (x) the lowest  payment by the  Counterparty  to the  Reference
                           Market-maker,  to the  extent  Counterparty  would  be  required  to make a  payment  to the
                           Reference  Market-maker  or (y) the  highest  payment  from the  Reference  Market-maker  to
                           Counterparty,  to the extent the Reference  Market-maker would be required to make a payment to the  Counterparty.  If only one Firm Offer  (which,  if  accepted,  would  determine  the
                           Market Quotation) is provided, Counterparty shall accept such Firm Offer.

                           (D)      Upon the written  request by  Counterparty  to Bear  Stearns,  Bear  Stearns  shall obtain the Market Quotations on behalf of Counterparty.

                           (E)      If the  Settlement  Amount is a negative  number,  Section  6(e)(i)(3)  of the ISDA
                           Master Agreement shall be deleted in its entirety and replaced with the following:

                                    "(3) Second Method and Market Quotation.  If the Second Method and Market Quotation
                                    apply, (I)  Counterparty  shall pay to Bear Stearns an amount equal to the absolute value of the  Settlement  Amount in respect of the  Terminated  Transactions,  (II)
                                    Counterparty shall pay to Bear Stearns the Termination  Currency  Equivalent of the
                                    Unpaid  Amounts  owing  to  Bear  Stearns  and  (III)  Bear  Stearns  shall  pay to
                                    Counterparty  the  Termination  Currency  Equivalent of the Unpaid Amounts owing to
                                    Counterparty;   provided,   however,   that  (x)  the  amounts  payable  under  the
                                    immediately  preceding  clauses  (II) and (III)  shall be  subject  to  netting  in accordance  with Section 2(c) of this Agreement and (y)  notwithstanding  any other provision  of this  Agreement,  any  amount  payable  by  Bear  Stearns  under  the immediately  preceding  clause  (III)  shall not be  netted-off  against any amount payable by Counterparty under the immediately preceding clause (I)."

(n)      "TERMINATION CURRENCY" means United States Dollars.

(O)      ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply:

             (i)  If, upon the occurrence of a Swap  Disclosure  Event (as defined in Part 5(l)(ii) below) Bear Stearns has not,  within ten (10) calendar  days after such Swap  Disclosure  Event  complied with any of the provisions set forth in Part 5 (l) below,  then an Additional  Termination  Event shall have occurred with respect to Bear  Stearns,  Bear Stearns shall be the sole  Affected  Party and all  Transactions hereunder shall be Affected Transaction.

(ii)     If, without the prior written  consent of Bear Stearns where such consent is required under the Pooling and
                  Servicing  Agreement,  an amendment or  supplemental  agreement is made to the Pooling and  Servicing
                  Agreement which amendment or supplemental  agreement could  reasonably be expected to have a material adverse  effect on the interests of Bear Stearns  under this  Agreement,  an  Additional  Termination
                  Event shall have  occurred  with respect to  Counterparty,  Counterparty  shall be the sole  Affected
                  Party and all Transactions hereunder shall be Affected Transaction.

             (iii)         (A)      If a S&P First Level  Downgrade  has  occurred and is  continuing  and Bear Stearns fails to take any action described under Part (5)(f)(i)(1),  within the time period specified  therein,  then an Additional  Termination Event shall have occurred with respect  to Bear  Stearns,  Bear  Stearns  shall be the sole  Affected  Party  with respect to such Additional  Termination Event and all Transactions  hereunder shall be Affected Transaction.

                           (B)      If a S&P Second Level  Downgrade has occurred and is  continuing  and Bear Stearns fails to take any action described under Part (5)(f)(i)(2)  within the time period specified  therein,  then an Additional  Termination  Event shall have occurred with respect to Bear Stearns,
                                    Bear  Stearns  shall be the sole  Affected  Party with  respect to such  Additional
                                    Termination Event and all Transactions hereunder shall be Affected Transaction.

                           (C)      If (A) a Moody's  Second Level  Downgrade has not occurred and been  continuing for
                                    30 or more Local  Business  Days and (B) Bear  Stearns has failed to comply with or perform  any  obligation  to be  complied  with or  performed  by Bear  Stearns  in accordance  with the Credit Support  Annex,  then an Additional  Termination  Event shall have  occurred  with respect to Bear  Stearns and Bear  Stearns  shall be the sole Affected Party with respect to such Additional Termination Event.

                           (D)      If (A) a Moody's Second Level  Downgrade has occurred and been continuing for 30 or more Local Business Days and (B) either (i) at least one Eligible  Replacement  has made a Firm Offer to be the  transferee or (ii) at least one entity that  satisfies the  Moody's  Approved  Ratings  Threshold  has  made a Firm  Offer to  provide  an
                                    Eligible   Guaranty  in  respect  of  all  of  Bear  Stearns'  present  and  future obligations under this Agreement,  then an Additional  Termination Event shall have occurred  with respect to Bear  Stearns,  Bear Stearns  shall be the sole  Affected
                                    Party  with  respect  to such  Additional  Termination  Event and all  Transactions hereunder shall be Affected Transaction.

             (v)  If at any time,  the Master  Servicer,  as  applicable,  provides  notice that it will  purchase  the
                  Mortgage  Loans  pursuant to Article IX of the Pooling and  Servicing  Agreement,  then an Additional
                  Termination  Event shall have occurred with respect to  Counterparty  and  Counterparty  shall be the
                  sole   Affected   Party  with  respect  to  such   Additional   Termination   Event;   provided  that
                  notwithstanding  anything in the first sentence of Section  6(d)(ii) of the ISDA Master  Agreement to
                  the contrary,  the amount  calculated as being due in respect of such  Additional  Termination  Event shall  be  payable  on the  Distribution  Date  upon  which  the  final  distribution  is made to the
                  Certificateholders.

Part 2.  Tax Matters.

(a)      Tax Representations.

         (i) Payer  Representations.  For the  purpose of Section  3(e) of the ISDA Master  Agreement,  each of Bear
         Stearns and the Counterparty will make the following representations:

         It is not required by any applicable law, as modified by the practice of any relevant  governmental revenue authority,  of any Relevant  Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment  (other than interest under Section 2(e),  6(d)(ii) or 6(e) of the ISDA Master  Agreement)
         to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

                  (1)      the accuracy of any  representations  made by the other party pursuant to Section 3(f) of the ISDA Master Agreement;

                  (2)      the  satisfaction  of the  agreement  contained in Sections  4(a)(i) and 4(a)(iii) of the
                  ISDA Master  Agreement and the accuracy and  effectiveness  of any document  provided by the other party pursuant to Sections 4(a)(i) and 4(a)(iii) of the ISDA Master Agreement; and

                  (3) the  satisfaction  of the  agreement of the other party  contained in Section 4(d) of the ISDA
                  Master Agreement,  provided that it shall not be a breach of this representation where reliance is placed on clause  (ii) and the other  party  does not  deliver a form or  document  under  Section
                  4(a)(iii) of the ISDA Master Agreement by reason of material  prejudice to its legal or commercial position.

         (ii) Payee  Representations.  For the purpose of Section  3(f) of the ISDA Master  Agreement,  each of Bear
         Stearns and the Counterparty make the following representations.

         The following representation will apply to Bear Stearns:

                  Bear  Stearns is a  corporation  organized  under the laws of the State of  Delaware  and its U.S.
                  taxpayer identification number is 13-3866307.

         The following representation will apply to the Counterparty:

                  Counterparty is a common law trust organized under the laws of New York.

(b)      Tax Provisions.

         Notwithstanding  the  definition  of  "Indemnifiable  Tax" in  Section 14 of this  Agreement,  all Taxes in relation to payments by Bear Stearns shall be Indemnifiable  Taxes (including any Tax imposed in respect of a Credit Support  Document)  unless (i) such Taxes are assessed  directly  against  Counterparty and not by deduction  or  withholding  by Bear Stearns or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an  Indemnifiable  Tax only if such Tax satisfies the  definition  of  Indemnifiable  Tax provided in Section 14).  In relation to payments by Counterparty, no Tax shall be an Indemnifiable Tax.

Part 3.   AGREEMENT TO DELIVER DOCUMENTS. For the purpose of Section 4(a) of the ISDA Master Agreement:

         (i)      Tax forms, documents, or certificates to be delivered are:
         PARTY REQUIRED TO DELIVER    FORM/DOCUMENT/                     DATE BY WHICH TO
         DOCUMENT                     CERTIFICATE                        BE DELIVERED
         Bear Stearns                 An original properly completed     (i) upon execution of this Agreement, (ii)
                                      and executed United States         on or before the first payment date under
                                      Internal Revenue Service Form      this Agreement, including any Credit Support
                                      W-9 (or any successor thereto)     Document, (iii) promptly upon the reasonable
                                      with respect to any payments       demand by Counterparty, (iv) prior to the
                                      received or to be received by      expiration or obsolescence of any previously
                                      Bear Stearns, that eliminates      delivered form, and (v) promptly upon the
                                      U.S. federal withholding and       information on any such previously delivered
                                      backup withholding Tax on          form becoming inaccurate or incorrect.
                                      payments to Bear Stearns under
                                      this Agreement.

         Counterparty                 An original properly completed     (i) on or before the first payment date
                                      and executed United States         under this Agreement, including any Credit
                                      Internal Revenue Service Form      Support Document, (ii) promptly upon the
                                      W-9 (or any successor thereto)     reasonable demand by Bear Stearns, (iii)
                                      with respect to any payments       prior to the expiration or obsolescence of
                                      received or to be received by      any previously delivered form, and (iv)
                                      Counterparty.                      promptly upon the information on any such
                                                                         previously delivered form becoming
                                                                         inaccurate or incorrect.

(ii)     Other documents to be delivered are:

         PARTY REQUIRED TO       FORM/DOCUMENT/                     DATE BY WHICH TO             COVERED BY SECTION 3(D)
         DELIVER DOCUMENT        CERTIFICATE                        BE DELIVERED                 REPRESENTATION
         Bear Stearns and        Any documents required by the      Upon the execution and       Yes
         the Counterparty        receiving party to evidence        delivery of this
                                 the authority of the               Agreement and such
                                 delivering party or its Credit     Confirmation
                                 Support Provider, if any, for
                                 it to execute and deliver this
                                 Agreement, any Confirmation,
                                 and any Credit Support
                                 Documents to which it is a
                                 party, and to evidence the
                                 authority of the delivering
                                 party or its Credit Support
                                 Provider to perform its
                                 obligations under this
                                 Agreement, such Confirmation
                                 and/or Credit Support
                                 Document, as the case may be
         Bear Stearns and        A certificate of an authorized     Upon the execution and       Yes
         the Counterparty        officer of the party, as to        delivery of this
                                 the incumbency and authority       Agreement and such
                                 of the respective officers of      Confirmation
                                 the party signing this
                                 Agreement, any relevant Credit
                                 Support Document, or any
                                 Confirmation, as the case may
                                 be
         Bear Stearns            An opinion of counsel of such      Upon the execution and       No
                                 party  regarding the               delivery of this Agreement
                                 enforceability of this
                                 Agreement in a form reasonably
                                 satisfactory to the other
                                 party.
         Counterparty            An executed copy of the            Concurrently with filing     No
                                 Pooling and Servicing              of each draft of the
                                 Agreement.                         Pooling and Servicing
                                                                    Agreement with the U.S.
                                                                    Securities and Exchange
                                                                    Commission

Part 4 Miscellaneous.

(a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of the ISDA Master Agreement:

                  Address for notices or communications to Bear Stearns:

                           Address: 383 Madison Avenue, New York, New York 10179
                           Attention:       DPC Manager
                           Facsimile:       (212) 272-5823

                  with a copy to:

                           Address: One Metrotech Center North, Brooklyn, New York 11201
                           Attention:       Derivative Operations - 7th Floor
                           Facsimile:       (212) 272-1634

                  (For all purposes)

                  Address for notices or communications to the Counterparty:

                           Address:         RALI Series 2007-QH1 Supplemental Interest Trust
                                            c/o Deutsche Bank Trust Company Americas
                                            1761 East St. Andrew Place
                                            Santa Ana, California 92705
                           Attention:       Trust Administration - RF07H1
                           Facsimile:       714-247-6285
                           Phone:           714-855-1557

                  with a copy to:

                           Address:         Residential Funding Company, LLC
                                            2255 North Ontario Street, Suite 400
                                            Burbank, California 91504-3120
                           Attention:       Bond Administration
                           Facsimile:       818-260-1815

                  (For all purposes)

(b)      Account Details and Settlement Information:

         PAYMENTS TO BEAR STEARNS:
                  Citibank, N.A., New York
                  ABA Number: 021-0000-89, for the account of
                  Bear, Stearns Securities Corp.
                  Account Number: 0925-3186, for further credit to
                  Bear Stearns Financial Products Inc.
                  Sub-account Number: 102-04654-1-3
                  Attention: Derivatives Department

         PAYMENTS TO COUNTERPARTY:
                  Deutsche Bank Trust Company Americas
                  ABA #: 021 001 033
                  Acct #: 01419663
                  Acct. Name: NYLTD Funds Control - Stars West
                  Ref: Trust Administration - RALI Series 2007-QH1

(c)      PROCESS AGENT.  For the purpose of Section 13(c) of the ISDA Master Agreement:

                           Bear Stearns appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(d)      OFFICES.  The  provisions  of Section  10(a) of the ISDA Master  Agreement  will not apply to this  Agreement;
         neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section.

(e)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of the ISDA Master Agreement:

                  Bear Stearns is not a Multibranch Party.

                  The Counterparty is not a Multibranch Party.

(f)      CREDIT SUPPORT DOCUMENT.

                  Bear  Stearns:  The Credit  Support  Annex and any guaranty in support of Bear  Stearns'  obligations under this Agreement.

                  Counterparty: The Credit Support Annex.

(g)      CREDIT SUPPORT PROVIDER.

                  Bear Stearns:     The  guarantor  under any guaranty in support of Bear  Stearns'  obligations  under this Agreement.

                  Counterparty: Not Applicable

(h)      GOVERNING LAW. The parties to this  Agreement  hereby agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law  provisions  thereof  other than New
         York General Obligations Law Sections 5-1401 and 5-1402.

(i)      JURISDICTION.  Section  13(b) is hereby  amended  by: (i)  deleting  in the second  line of  subparagraph  (i)
         thereof the word  "non-",  (ii)  deleting "; and" from the end of  subparagraph  1 and  inserting  "." in lieu thereof, and (iii) deleting the final paragraph thereof.

(j)      "AFFILIATE":  Bear Stearns and  Counterparty  shall be deemed not to have any  Affiliates for purposes of this
         Agreement, including for purposes of Section 6(b)(ii) of the ISDA Master Agreement.

(k)      NETTING OF PAYMENTS.  The parties agree that  subparagraph  (ii) of Section 2(c) of the ISDA Master  Agreement
         will apply to each Transaction.

Part 5.  OTHER PROVISIONS.

(a) Section 3 of the ISDA Master  Agreement  is hereby  amended by adding at the end thereof the  following  subsection
(g):

         "(g)     Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:

              (1)  Nonreliance.  (i) It is acting for its own account and with  respect to the  Counterparty,  Deutsche
                  Bank Trust  Company  Americas is executing as  Supplemental  Interest  Trust Trustee on behalf of the
                  Counterparty,  (ii)  it is not  relying  on any  statement  or  representation  of  the  other  party regarding the Transaction  (whether written or oral), other than the  representations  expressly made in this  Agreement or the  Confirmation  in respect of that  Transaction  and (iii) it has  consulted with its own legal, regulatory, tax, business,  investment,  financial and accounting advisors to the extent it has deemed  necessary,  (iv) it has made its own investment,  hedging and trading decisions based upon its own judgment  and upon any advice from such  advisors as it has deemed  necessary  and not upon any view  expressed by the other  party,  (v) it has made its own  independent  decisions to enter into the  Transaction  and as to whether the  Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed  necessary,  (vi) it is not relying  on any  communication  (written  or oral) of the other  party as  investment  advice or as a
                  recommendation   to  enter  into  this   Transaction;   it  being  understood  that  information  and
                  explanations  related  to the terms  and  conditions  of this  Transaction  shall  not be  considered investment  advice or a  recommendation  to enter into this Transaction and (vii) it has not received from the other party any assurance or guaranty as to the expected results of this Transaction.

              (2) Evaluation and Understanding.

                         (i) It has the capacity to evaluate  (internally or through independent  professional  advice)
                               the Transaction and has made its own decision to enter into the Transaction; and

                         (ii) It  understands  the terms,  conditions and risks of the  Transaction  and is willing and able to accept those terms and  conditions  and to assume those risks,  financially  and otherwise.

              (3)  Purpose.  It is  entering  into the  Transaction  for the  purposes of managing  its  borrowings  or investments, hedging its underlying assets or liabilities or in connection with a line of business.

              (4)  Status of  Parties.  The other  party is not  acting as an agent,  fiduciary  or  advisor  for it in respect of the Transaction.

              (5) Eligible  Contract  Participant.  It constitutes an "eligible  contract  participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.

              (6) Line of Business.  It has entered into this Agreement  (including each  Transaction  governed hereby)
                  in conjunction with its line of business or the financing of its business."

(b)      NON-RECOURSE.  Notwithstanding  any  provision  herein or in the ISDA Master  Agreement to the  contrary,  the obligations  of  Counterparty  hereunder are limited  recourse  obligations  of  Counterparty,  payable solely from the
Supplemental  Interest  Trust  Account  and the  proceeds  thereof,  in  accordance  with the terms of the  Pooling and
Servicing  Agreement.  In the event that the  Supplemental  Interest  Trust  Account  and  proceeds  thereof  should be insufficient  to satisfy all claims  outstanding  and following the  realization  of the  Supplemental  Interest  Trust
Account and the proceeds  thereof,  any claims against or obligations of Counterparty  under the ISDA Master  Agreement or any  other  confirmation  thereunder  still  outstanding  shall be  extinguished  and  thereafter  not  revive.  The
Supplemental  Interest  Trust Trustee shall not have  liability for any failure or delay in making a payment  hereunder to Bear Stearns due to any failure or delay in receiving  amounts in the  Supplemental  Interest Trust Account from the
Supplemental Interest Trust created pursuant to the Pooling and Servicing Agreement.

(c)      SEVERABILITY.  If any term, provision,  covenant,  or condition of this Agreement,  or the application thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part) for any reason,  the remaining  terms,  provisions,  covenants,  and  conditions  hereof shall  continue in full force and effect as if this
Agreement had been executed  with the invalid or  unenforceable  portion  eliminated,  so long as this  Agreement as so modified  continues to express,  without  material  change,  the original  intentions  of the parties as to the subject matter of this  Agreement  and the  deletion  of such  portion  of this  Agreement  will not  substantially  impair the respective benefits or expectations of the parties.

The  parties  shall  endeavor  to engage in good faith  negotiations  to replace  any  invalid or  unenforceable  term, provision,  covenant or condition  with a valid or enforceable  term,  provision,  covenant or condition,  the economic effect of which  comes as close as  possible  to that of the  invalid or  unenforceable  term,  provision,  covenant or condition.

(d)      CONSENT TO RECORDING.  Each party hereto  consents to the  monitoring or recording,  at any time and from time to time,  by the other party of any and all  communications  between  officers or employees of the parties,  waives any further notice of such  monitoring or recording,  and agrees to notify its officers and employees of such monitoring or recording.

(e)      WAIVER  OF JURY  TRIAL.  Each  party  waives  any  right  it may  have to a trial  by jury in  respect  of any
Proceedings relating to this Agreement or any Credit Support Document.

(f) RATING AGENCY DOWNGRADE.

    (i) S&P Downgrade:

           (1)    In the event that a S&P First Level  Downgrade  occurs and is  continuing,  then within 30 days after such rating  downgrade,  Bear Stearns shall,  subject to the Rating Agency  Condition with respect to
                  S&P, at its own expense,  either (i) procure a Permitted  Transfer,  (ii) obtain an Eligible Guaranty or (iii) post collateral in accordance with the Credit Support Annex.

           (2)    In the event  that a S&P  Second  Level  Downgrade  occurs and is  continuing,  then  within 10 Local
                  Business Days after such rating  withdrawal or downgrade,  Bear Stearns shall,  subject to the Rating
                  Agency  Condition  with respect to S&P, at its own expense,  either (i) procure a Permitted  Transfer or (ii) obtain an Eligible Guaranty.

    (ii) Moody's Downgrade.

           (1)    In the event that a Moody's Second Level  Downgrade  occurs and is continuing,  Bear Stearns shall as soon as  reasonably  practicable  thereafter,  at its own expense and using  commercially  reasonable efforts, either (i) procure a Permitted Transfer or (ii) obtain an Eligible Guaranty.

(g) PAYMENT  INSTRUCTIONS.  Bear Stearns hereby agrees that,  unless  notified in writing by the  Counterparty of other payment  instructions,  any and all amounts payable by Bear Stearns to the  Counterparty  under this Agreement shall be paid to the Counterparty at the account specified herein.

(h)  AMENDMENT..  No amendment,  waiver,  supplement or other  modification of this  Transaction  shall be permitted by either  party  unless  (i) each of S&P and  Moody's  have been  provided  notice  of the same and (ii) such  amendment, waiver, supplement, assignment or other modification satisfies the Rating Agency Condition.

(i) TRANSFER.

         (i)      The first paragraph of Section 7 is hereby amended in its entirety as follows:

                  "Subject to Section  6(b)(ii),  Part 5(f) and Part 5(j),  neither this  Agreement nor any interest or obligation in or under this  Agreement may be  transferred  (whether by way of security or otherwise)
                  without (a) the prior  written  consent of the other party  (which  consent  shall be deemed given by
                  Counterparty  if the  transfer,  novation  or  assignment  is to an  Eligible  Replacement)  and  (b)
                  satisfaction of the Rating Agency Condition with respect to S&P, except that:"

         (ii)     If an entity has made a Firm Offer  (which  remains an offer that will become  legally  binding  upon acceptance  by  Counterparty)  to be the  transferee  of a  transfer,  Counterparty  shall,  at  Bear
                  Stearns'  written  request and at Bear Stearns'  expense,  take any  reasonable  steps required to be taken by Counterparty to effect such transfer in accordance with this Agreement.

(j) TRANSFER TO AVOID  TERMINATION  EVENT.  Section  6(b)(ii) is hereby  amended by (i) deleting the words "or if a Tax
Event Upon Merger occurs and the Burdened Party is the Affected  Party," and (ii) deleting the last  paragraph  thereof and inserting the following:

         "Notwithstanding  anything to the contrary in Section 7 (as amended  herein) and Part 5(i), any transfer by
         Bear Stearns under this Section 6(b)(ii) shall not require the consent of Counterparty; provided that:

         (i)      the transferee (the "Transferee") is an Eligible Replacement;

         (ii)     if the Transferee is domiciled in a different country or political  subdivision  thereof from both
                  Bear Stearns and Counterparty, such transfer satisfies the Rating Agency Condition;

         (iii)    the  Transferee  will not,  as a result  of such  transfer,  be  required  on the next  succeeding
                  Scheduled  Payment  Date to withhold or deduct on account of any Tax (except in respect of default interest)  amounts in excess of that which Bear Stearns would,  on the next  succeeding  Scheduled
                  Payment Date have been required to so withhold or deduct unless the  Transferee  would be required to make additional payments pursuant to Section 2(d) (i)(4) corresponding to such excess;

         (iv)     a Termination Event or Event of Default does not occur as a result of such transfer; and

         (v)      the  Transferee  confirms in writing that it will accept all of the interests and  obligations  in and under this Agreement  which are to be  transferred to it in accordance  with the terms of this provision.

         On and from the effective  date of any such transfer to the  Transferee,  Bear Stearns will be fully  released from any and all obligations hereunder."

(k) PROCEEDINGS.  No Relevant Entity shall institute  against or cause any other person to institute  against,  or join any other person in  instituting  against,  the  Counterparty,  the  Supplemental  Interest  Trust or the trust created pursuant  to  the  Pooling  and  Servicing  Agreement,  any  bankruptcy,  reorganization,  arrangement,  insolvency  or liquidation  proceedings,  or other proceedings under any federal or state bankruptcy,  dissolution or similar law, for a period of one year and one day (or, if longer, the applicable  preference period) following  indefeasible  payment in full of the Certificates. This provision will survive the termination of this Agreement.

(l) COMPLIANCE WITH REGULATION AB.

    (i)  Bear Stearns  agrees and  acknowledges  that  DEPOSITOR is required  under  Regulation AB as defined under the
         Pooling and Servicing  Agreement,  to disclose  certain  financial  information  regarding Bear Stearns or its group of affiliated  entities,  if applicable,  depending on the aggregate  "significance  percentage" of this
         Agreement and any other  derivative  contracts  between Bear Stearns or its group of affiliated  entities,  if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

    (ii) It shall be a swap disclosure event ("SWAP  DISCLOSURE  EVENT") if, on any Business Day after the date hereof, the  Depositor  requests  from Bear Stearns the  applicable  financial  information  described in Item 1115 of
         Regulation AB (such request to be based on a reasonable  determination by Depositor,  in good faith, that such information is required under Regulation AB) (the "SWAP FINANCIAL DISCLOSURE").

    (iii)Upon the occurrence of a Swap  Disclosure  Event,  Bear Stearns,  within 10 calendar days, at its own expense, shall (1)(a) either (i) provide to Depositor  the current Swap  Financial  Disclosure  in an  EDGAR-compatible format (for example,  such  information may be provided in Microsoft Word(R)or Microsoft  Excel(R)format but not in .pdf format) or (ii) provide  written  consent to Depositor to  incorporation  by reference of such current
         Swap Financial  Disclosure  that are filed with the  Securities and Exchange  Commission in the reports of the
         Trust filed  pursuant to the Exchange Act, (b) if  applicable,  cause its outside  accounting  firm to provide its consent to filing or  incorporation  by  reference  of such  accounting  firm's  report  relating to their audits of such current  Swap  Financial  Disclosure  in the  Exchange  Act Reports of the  Depositor,  and (c)
         provide to the  Depositor  any updated Swap  Financial  Disclosure  with respect to Bear Stearns or any entity that  consolidates  Bear  Stearns  within  five  days  of the  release  of any  such  updated  Swap  Financial
         Disclosure;  (2)  secure  another  entity  to  replace  Bear  Stearns  as  party  to this  Agreement  on terms substantially  similar to this Agreement,  which entity (or a guarantor therefor) meets or exceeds the Moody's
         Approved  Ratings  Thresholds  and S&P  Approved  Ratings  Threshold  and which  satisfies  the Rating  Agency
         Condition  and which  entity is able to comply with the  requirements  of Item 1115 of  Regulation  AB, or (3)
         obtain a guaranty of Bear Stearns'  obligations  under this  Agreement  from an affiliate of Bear Stearns that is able to comply with the financial  information  disclosure  requirements of Item 1115 of Regulation AB, and cause such affiliate to provide Swap  Financial  Disclosure  and any future Swap  Financial  Disclosure,  such that disclosure provided in respect of such affiliate will satisfy any disclosure  requirements  applicable to the Swap Provider.

    (iv) Bear Stearns agrees that, in the event that Bear Stearns  provides Swap  Financial  Disclosure to Depositor in accordance with Part  5(l)(iii)(1)  or causes its affiliate to provide Swap Financial  Disclosure to Depositor in accordance with clause Part  5(l)(iii)(3),  it will indemnify and hold harmless  Depositor,  its respective directors  or officers  and any person  controlling  Depositor,  from and against any and all losses,  claims, damages  and  liabilities  caused by any untrue  statement  or alleged  untrue  statement  of a material  fact contained in such Swap  Financial  Disclosure  or caused by any omission or alleged  omission to state in such
         Swap  Financial  Disclosure a material fact required to be stated  therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (v)  If Trustee or Depositor  reasonably  requests,  Bear Stearns  shall provide such other  information  as may be necessary for Depositor to comply with Item 1115 of Regulation AB.

    (vi) Each of the Trustee and  Depositor  shall be an express  third party  beneficiary  of this  Agreement  as if a party hereto to the extent of the  Trustee's  and the  Depositor's  rights  explicitly  specified in this Part
         5(l).

(m) SUPPLEMENTAL  INTEREST TRUSTEE LIABILITY  LIMITATIONS.  It is expressly understood and agreed by the parties hereto that:

    (i)  this Agreement is executed and delivered by Deutsche Bank Trust Company Americas  ("DBTCA"),  not individually or  personally  but  solely  as  Supplemental  Interest  Trust  Trustee  on  behalf  of RALI  Series  2007-QA1
         Supplemental Interest Trust as Counterparty.

    (ii) each of the  representations,  undertakings and agreements herein made on the part of the Counterparty is made and  intended  not as a personal  representation,  undertaking  or agreement of DBTCA but is made and intended for the purpose of binding only the Counterparty;

    (iii)         nothing herein  contained  shall be construed as imposing any liability upon DBTCA,  individually  or personally,  to perform any covenant either  expressed or implied  contained  herein,  all such liability,  if any,  being  expressly  waived by the  parties  hereto and by any  Person  claiming  by,  through or under the parties  hereto;  provided that nothing in this paragraph  shall relieve DBTCA from  performing its duties and obligations  under the Pooling and  Servicing  Agreement  in  accordance  with the  standard of care set forth therein;

    (iv) under no  circumstances  shall DBTCA be personally  liable for the payment of any  indebtedness or expenses of the  Counterparty  or be liable  for the  breach or failure of any  obligation,  representation,  warranty  or covenant made or undertaken by the  Counterparty  under this Agreement or any other related  documents,  other than due to its  negligence  or willful  misconduct  in  performing  the  obligations  of the DBTCA  under the
         Pooling and Servicing Agreement;

    (v)  any  resignation  or removal of DBTCA as  Supplemental  Interest  Trust Trustee on behalf of the  Supplemental
         Interest  Trust shall require the  assignment of this  agreement to an eligible  Supplemental  Interest  Trust
         Trustee replacement;

    (vi) Supplemental  Interest Trust Trustee has been directed,  pursuant to the Pooling and Servicing  Agreement,  to enter into this Agreement and to perform its obligations hereunder.

(n)      SUBSTANTIAL  FINANCIAL  TRANSACTION.  Each party  hereto is hereby  advised  and  acknowledges  that the other party has engaged in (or refrained from engaging in)  substantial  financial  transactions  and has taken (or refrained from taking) other material  actions in reliance upon the entry by the parties into the Transaction  being entered into on the terms and  conditions  set forth herein and in the  Confirmation  relating to such  Transaction,  as applicable.
This paragraph shall be deemed repeated on the trade date of each Transaction.

(o)      SET-OFF.  Except  as  expressly  provided  for  in  Section  2(c),  Section  6 or  Part  1(m)(E)  hereof,  and notwithstanding  any  other  provision  of this  Agreement  or any  other  existing  or future  agreement,  each  party irrevocably  waives  any and all  rights it may have to set off,  net,  recoup or  otherwise  withhold  or  suspend  or condition  payment or  performance of any obligation  between it and the other party  hereunder  against any obligation between it and the other party under any other  agreements.  Section  6(e) shall be amended by deleting  the  following sentence:  "The  amount,  if any,  payable in respect of an Early  Termination  Date and  determined  pursuant  to this
Section will be subject to any Set-off."

(p)      COUNTERPARTS.  This  Agreement  may be  executed  in several  counterparts,  each of which  shall be deemed an original but all of which together shall constitute one and the same instrument.

(q)      ADDITIONAL DEFINED TERMS.

    (i)  Capitalized  terms used but nor defined  herein shall have the meanings  ascribed to such terms in the Pooling and Servicing Agreement.

    (ii) Additional Definitions:

         "ELIGIBLE  GUARANTY"  means an  unconditional  and  irrevocable  guaranty of all present and future payment obligations and  obligations to post collateral of Bear Stearns or an Eligible  Replacement to Counterparty
         under this Agreement that is provided by an Eligible  Guarantor as principal  debtor rather than surety and that is directly  enforceable by Counterparty,  the form and substance of which guaranty are subject to the
         Rating Agency Condition with respect to S&P.

         "ELIGIBLE  GUARANTOR"  means an entity  that has credit  ratings  at least  equal to the  Moody's  Required
         Ratings Threshold and S&P Approved Ratings Threshold.

         "ELIGIBLE  REPLACEMENT"  means an entity that either (i) satisfies the S&P Approved  Ratings  Threshold and the Moody's Required Ratings Threshold or (ii) provides an Eligible Guaranty from an Eligible Guarantor.

         "FIRM OFFER" means an offer which, when made, is capable of becoming legally binding upon acceptance.

         "MOODY'S" means Moody's Investors Service, Inc., or any successor.

         "MOODY'S APPROVED RATINGS  THRESHOLD" means, with respect to (i) Bear Stearns, a Moody's  counterparty  rating of "A1" or above and (ii) with respect to any other entity (or its  guarantor),  (x) if such entity has both a long-term  unsecured  and  unsubordinated  debt rating or  counterparty  rating from  Moody's and a short-term unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or  counterparty  rating from  Moody's of "A2" or above and a short-term  unsecured  and  unsubordinated  debt rating  from  Moody's  of  "Prime-1"  or above,  or (y) if such  entity  has only a  long-term  unsecured  and unsubordinated  debt rating or  counterparty  rating from Moody's,  a long-term  unsecured and  unsubordinated debt rating or counterparty rating from Moody's of "A1" or above.

         "MOODY'S  FIRST  LEVEL  DOWNGRADE"  means that no  Relevant  Entity  satisfies  the  Moody's  Approved  Rating
         Threshold.

         "MOODY'S REQUIRED RATINGS  THRESHOLD" means, with respect to (i) Bear Stearns,  a counterparty  rating of "A3"
         or above  and (ii)  with  respect  to any other  entity  (or its  guarantor),  (x) if such  entity  has both a long-term  unsecured  and  unsubordinated  debt rating or  counterparty  rating from  Moody's and a short-term unsecured and unsubordinated  debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or  counterparty  rating from  Moody's of "A3" or above or a  short-term  unsecured  and  unsubordinated  debt rating  from  Moody's  of  "Prime-2"  or above,  or (y) if such  entity  has only a  long-term  unsecured  and unsubordinated  debt rating or  counterparty  rating from Moody's,  a long-term  unsecured and  unsubordinated debt rating or counterparty rating from Moody's of "A3" or above.

         "MOODY'S  SECOND  LEVEL  DOWNGRADE"  means that no Relevant  Entity  satisfies  the Moody's  Required  Ratings
         Threshold.

         "PERMITTED  TRANSFER"  means a transfer by novation by Bear  Stearns to an entity (the  "TRANSFEREE")  of all, but not less than all, of Bear Stearns'  rights,  liabilities,  duties and  obligations  under this Agreement, with respect to which  transfer  each of the  following  conditions  is  satisfied:  (a) the  Transferee is an
         Eligible  Replacement and both Bear Stearns and the Transferee are "dealers in notional  principal  contracts"
         within the meaning of Treasury  regulations  section 1.1001-4 (in each case as certified by such entity),  (b)
         an Event of Default or  Termination  Event  would not occur as a result of such  transfer,  (c)  pursuant to a
         written  instrument  (the  "TRANSFER  AGREEMENT"),   the  Transferee  acquires  and  assumes  all  rights  and
         obligations  of Bear  Stearns  under the  Agreement  and the  relevant  Transaction,  (d) Bear Stearns will be responsible  for any costs or expenses  incurred in connection  with such transfer  (including any replacement cost of entering into a replacement  transaction);  (e) either (A) Moody's has been given prior written notice of such  transfer and the Rating Agency  Condition is satisfied  with respect to S&P or (B) each Rating Agency has been given prior written  notice of such transfer and such transfer is in connection  with the  assignment and assumption of this Agreement  without  modification of its terms,  other than party names,  dates relevant to the effective  date of such  transfer,  tax  representations  and any other  representations  regarding the status of the substitute  counterparty,  notice information and account details and other similar  provisions;
         (f) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement;  and (g) as of the
         date of such  transfer the  Transferee  would not be required to withhold or deduct on account of Tax from any payments  under this  Agreement or would be required to gross up for such Tax under  Section  2(d)(i)(4),  and
         (h) Counterparty shall have determined,  in its sole discretion,  acting in a commercially  reasonable manner, that such Transfer  Agreement is effective to transfer to the  Transferee  all, but not less than all, of Bear
         Stearns' rights and obligations under the Agreement and all relevant Transactions.

         "RATING AGENCY" means each of Moody's and S&P.

         "RATING AGENCY  CONDITION"  means,  with respect to any  particular  proposed act or omission to act hereunder that the party acting or failing to act must consult  with each Rating  Agency then  providing a rating of the
         Certificates  and any Notes and receive from each such Rating  Agency a prior  written  confirmation  that the proposed  action or inaction  would not cause a downgrade  or  withdrawal  of its  then-current  rating of the
         Certificates.

         "RELEVANT  ENTITY" means Bear Stearns and any Eligible  Guarantor  under an Eligible  Guaranty with respect to
         Bear Stearns.

         "REPLACEMENT  TRANSACTION"  means,  with  respect  to  any  Terminated  Transaction  or  group  of  Terminated
         Transactions,  a  transaction  or group of  transactions  that (i) would  have the  effect of  preserving  for
         Counterparty  the economic  equivalent  of any payment or delivery  (whether  the  underlying  obligation  was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent) by the parties under Section  2(a)(i) in respect of such  Terminated  Transaction  or group of Terminated  Transactions  that would,  but for the occurrence of the relevant  Early  Termination  Date,  have been required after that Date, and (ii) has terms which are substantially the same as this Agreement,  including, without limitation,  rating triggers, Regulation AB compliance, and credit support documentation.

         "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

         "S&P APPROVED  RATINGS  THRESHOLD"  means with respect to (i) Bear Stearns,  a counterparty  rating of "A+" or
         above  and  (ii)  with  respect  to  any  other  entity  (or  its  guarantor),   a  short-term  unsecured  and
         unsubordinated  debt  rating  from  S&P of "A-1" or  above,  or,  if such  entity  does not have a  short-term unsecured and unsubordinated  debt rating from S&P, a long-term  unsecured and unsubordinated debt rating from
         S&P of "A+ or above.

         "S&P FIRST LEVEL DOWNGRADE" means that no Relevant Entity satisfies the S&P Approved Rating Threshold.

         "S&P REQUIRED  RATINGS  THRESHOLD" means with respect to (i) Bear Stearns,  a counterparty  rating of "BBB" or above and (ii) with respect to any other entity (or its guarantor),  a long-term  unsecured and unsubordinated debt rating from S&P of "BBB-" or above.

         "S&P SECOND LEVEL DOWNGRADE" means that no Relevant Entity satisfies the S&P Required Rating Thresholds.

(r)      AGENT FOR COUNTERPARTY.  Bear Stearns  acknowledges that Counterparty has appointed the Supplemental  Interest
Trust  Trustee  as its agent  under  Pooling  and  Servicing  Agreement  to carry out  certain  functions  on behalf of
Counterparty,  and that the  Supplemental  Interest  Trust Trustee shall be entitled to give notices and to perform and satisfy the obligations of Counterparty hereunder on behalf of Counterparty.

(s)      RATING  AGENCY  NOTIFICATIONS.  Except as  otherwise  provided  herein,  no Early  Termination  Date  shall be effectively  designated  hereunder shall be made by either party unless each Rating Agency has been given prior written notice of such designation.

(t)      LOCAL  BUSINESS DAY. The  definition of Local  Business Day in Section 14 is hereby amended by the addition of the words "or any Credit Support  Document"  after  "Section  2(a)(i)" and the addition of the words "or Credit Support
Document" after "Confirmation".

(u)      TIMING OF PAYMENTS BY  COUNTERPARTY  UPON EARLY  TERMINATION.  Notwithstanding  anything to the contrary in
Section  6(d)(ii),  to the extent that all or a portion (in either case,  the "Unfunded  Amount") of any amount that is calculated as being due in respect of any Early  Termination  Date under Section 6(e) from  Counterparty  to Bear
Stearns  will be paid by  Counterparty  from  amounts  other than any upfront  payment  paid to  Counterparty  by an
Eligible Replacement that has entered a Replacement  Transaction with Counterparty,  then such Unfunded Amount shall be due on the next subsequent  Distribution  Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii),  and on any subsequent  Distribution Dates until paid in full (or if such Early Termination Date is the final  Distribution Date, on such final Distribution  Date);  provided,  however, that if the date on which the payment would have been payable as determined in accordance  with Section  6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

          NEITHER THE BEAR STEARNS  COMPANIES INC. NOR ANY  SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS  COMPANIES INC.
          OTHER THAN BEAR STEARNS IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

This  Agreement  may be executed in several  counterparts,  each of which shall be deemed an original  but all of which together shall constitute one and the same instrument.

Counterparty  hereby  agrees to check this  Confirmation  and to confirm that the  foregoing  correctly  sets forth the terms of the  Transaction  by signing in the space  provided  below and  returning  to Bear  Stearns a facsimile of the fully-executed  Confirmation to 212-272-9857.  For inquiries  regarding U.S.  Transactions,  please contact DERIVATIVES
DOCUMENTATION  by telephone at  212-272-2711.  For all other  inquiries  please contact  DERIVATIVES  DOCUMENTATION  by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this  Transaction  with you and we look forward to completing  other  transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:    _______________________________
       Name:
       Title:

Counterparty,  acting through its duly  authorized  signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

RALI SERIES 2007-QH1 SUPPLEMENTAL INTEREST TRUST

BY: DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT INDIVIDUALLY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE

By:    ___ ___________________________________
         Name:
       Title:

                                                     SCHEDULE I
  (where for the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Following Business Day Convention and (ii) determining Fixed Amounts, all such dates subject to No
                                                    Adjustment.)

        FROM AND INCLUDING                      TO BUT EXCLUDING                          NOTIONAL AMOUNT
                                                                                               (USD)
          Effective Date                           25-Mar-07                               503,190,525
             25-Mar-07                             25-Apr-07                               484,813,742
             25-Apr-07                             25-May-07                               467,108,556
             25-May-07                             25-Jun-07                               450,050,289
             25-Jun-07                             25-Jul-07                               433,615,170
             25-Jul-07                             25-Aug-07                               417,780,310
             25-Aug-07                             25-Sep-07                               402,523,663
             25-Sep-07                             25-Oct-07                               387,823,996
             25-Oct-07                             25-Nov-07                               373,660,863
             25-Nov-07                             25-Dec-07                               360,014,568
             25-Dec-07                             25-Jan-08                               346,866,146
             25-Jan-08                             25-Feb-08                               334,197,330
             25-Feb-08                             25-Mar-08                               321,990,525
             25-Mar-08                             25-Apr-08                               310,228,787
             25-Apr-08                             25-May-08                               298,895,797
             25-May-08                             25-Jun-08                               287,975,836
             25-Jun-08                             25-Jul-08                               277,453,765
             25-Jul-08                             25-Aug-08                               267,315,003
             25-Aug-08                             25-Sep-08                               257,545,506
             25-Sep-08                             25-Oct-08                               248,131,747
             25-Oct-08                             25-Nov-08                               239,060,698
             25-Nov-08                             25-Dec-08                               230,319,811
             25-Dec-08                             25-Jan-09                               221,896,998
             25-Jan-09                             25-Feb-09                               213,780,617
             25-Feb-09                             25-Mar-09                               205,959,456
             25-Mar-09                             25-Apr-09                               198,422,713
             25-Apr-09                             25-May-09                               191,159,985
             25-May-09                             25-Jun-09                               184,161,250
             25-Jun-09                             25-Jul-09                               177,416,857
             25-Jul-09                             25-Aug-09                               170,917,507
             25-Aug-09                             25-Sep-09                               164,654,246
             25-Sep-09                             25-Oct-09                               158,618,446
             25-Oct-09                             25-Nov-09                               152,801,797
             25-Nov-09                             25-Dec-09                               147,193,316
             25-Dec-09                             25-Jan-10                               141,788,482
             25-Jan-10                             25-Feb-10                               136,579,616
             25-Feb-10                             25-Mar-10                               131,559,811
             25-Mar-10                             25-Apr-10                               126,722,162
             25-Apr-10                             25-May-10                               122,060,021
             25-May-10                             25-Jun-10                               117,566,982
             25-Jun-10                             25-Jul-10                               113,236,875
             25-Jul-10                             25-Aug-10                               109,063,756
             25-Aug-10                             25-Sep-10                               105,041,898
             25-Sep-10                             25-Oct-10                               101,165,786
             25-Oct-10                             25-Nov-10                               97,430,107
             25-Nov-10                             25-Dec-10                               93,829,741
             25-Dec-10                             25-Jan-11                               90,359,757
             25-Jan-11                             25-Feb-11                               87,015,406
             25-Feb-11                             25-Mar-11                               83,792,111
             25-Mar-11                             25-Apr-11                               80,685,462
             25-Apr-11                             25-May-11                               77,691,214
             25-May-11                             25-Jun-11                               74,805,274
             25-Jun-11                             25-Jul-11                               72,023,701
             25-Jul-11                             25-Aug-11                               69,342,696
             25-Aug-11                             25-Sep-11                               66,758,602
             25-Sep-11                             25-Oct-11                               64,266,213
             25-Oct-11                             25-Nov-11                               61,711,172
             25-Nov-11                             25-Dec-11                               59,253,806
             25-Dec-11                         Termination Date                            56,887,567

                                                                                                             ANNEX A

UNILATERAL CSA SCHEDULE(1)

Pledgor: BEAR STEARNS FINANCIAL PRODUCTS INC. (the "Pledgor")
Secured Party: RALI SERIES 2007-QH1 SUPPLEMENTAL INTEREST TRUST (the "Secured Party")

PARAGRAPH 13.  ELECTIONS AND VARIABLES

(a)     SECURITY INTEREST FOR  "OBLIGATIONS".  The term  "Obligations" as used in this Annex includes no "additional obligations" within the meaning of Paragraph 12.

(b)     CREDIT SUPPORT OBLIGATIONS.

              (i)   DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

                    (1)  DELIVERY  AMOUNT.  Paragraph  3(a) shall be amended by  replacing  the words "upon a demand made by the  Secured  Party on or  promptly  following  a  Valuation  Date"  with the  words  "on each
              Valuation  Date".  The "DELIVERY  AMOUNT" with respect to Pledgor for any  Valuation  Date shall equal the greatest of:

                      (A) the amount by which the S&P  Collateral  Amount  exceeds  the S&P Value on such  Valuation
                      Date of all Posted Credit Support held by the Secured Party;

                      (B) the amount by which the Moody's First Level  Collateral  Amount  exceeds the Moody's First
                      Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party.

                      (C) the amount by which the  Moody's  Second  Level  Collateral  Amount  exceeds  the  Moody's
                      Second Level Value on such  Valuation  Date of all Posted  Credit  Support held by the Secured
                      Party.

                    (2) "RETURN  AMOUNT"  applicable to Secured  Party for any Valuation  Date shall equal the least of:

                      (A) the  amount by which the S&P Value on such  Valuation  Date of all Posted  Credit  Support held by the Secured Party exceeds the S&P Collateral Amount;

                      (B) the amount by which the Moody's  First Level  Value on such  Valuation  Date of all Posted
                      Credit Support held by the Secured Party exceeds the Moody's First Level Collateral Amount.

                      (C) the amount by which the Moody's  Second Level Value on such  Valuation  Date of all Posted
                      Credit Support held by the Secured Party exceeds the Moody's Second Level Collateral Amount.

                    (3)  "CREDIT SUPPORT AMOUNT" shall be deleted in its entirety.

              (ii)  ELIGIBLE  COLLATERAL.  The items set forth on the  Collateral  Schedule  attached  as Schedule A hereto will qualify as "ELIGIBLE COLLATERAL" for the party specified.

              (iii) OTHER ELIGIBLE SUPPORT.  None

              (iv)  THRESHOLDS.

(A)      "INDEPENDENT AMOUNT" means:
                    Pledgor: Not applicable.
                    Secured Party: Not applicable.

(B)      "THRESHOLD" means:
                   Pledgor: Not applicable.
                   Secured Party: Not applicable.

(C)      "MINIMUM TRANSFER AMOUNT" means USD100,000;  provided,  that if the aggregate Certificate Principal Balance of Certificates  rated by S&P is less than USD 50,000,000,  the "Minimum  Transfer Amount" shall mean USD 50,000.

(D)      ROUNDING.  The  Delivery  Amount  will be  rounded  up and the Return  Amount  will be rounded  down to the nearest integral multiple of USD10,000.

(c)     VALUATION AND TIMING.

        (i)   "VALUATION AGENT" means Pledgor.

        (ii)  "VALUATION DATE" means each Local Business Day(2).

        (iii) "VALUATION  TIME"  means  the  close of  business  on the  Local  Business  Day in the city  where the
              Valuation  Agent is located  immediately  preceding  the  Valuation  Date or date of  calculation,  as applicable;  provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

        (iv)  "NOTIFICATION TIME" means 11:00 A.M. (New York time).

____________________
(1) If currency hedge, update Moody's Collateral Amounts and Valuation Percentages

(2) If not daily valuations, changes are required in the collateral amounts and valuation percentages

        (v)   TRANSFER  TIMING  AND  CALCULATIONS.  Paragraphs  4(b) and 4(c) are hereby  amended  and  restated  in entirety as set forth below.

                  "(b) TRANSFER  TIMING.  Subject to Paragraphs 4(a) and 5 and unless  otherwise  specified, if a demand for the Transfer of Eligible  Credit  Support or Posted Credit Support is made by the  Notification  Time,  then the  relevant  Transfer  will be made not later than the close of  business  on the  Valuation  Date;  if a demand is made  after the  Notification
                  Time,  then the  relevant  Transfer  will be made not later than the close of  business on the next Local Business Day thereafter.

                  (c)  CALCULATIONS.  All  calculations  of Value and Exposure for purposes of  Paragraphs 3 and 6(d) will be made by the  Valuation  Agent as of the  Valuation  Time.  The  Valuation
                  Agent will notify each party (or the other party,  if the  Valuation  Agent is a party) of its  calculations not later than the  Notification  Time on the applicable  Valuation Date
                  (or in the case of  Paragraph  6(d),  the Local  Business Day  following  the day on which such relevant calculations are performed)."

(D)      CONDITIONS  PRECEDENT.  There shall be no "Specified  Condition"  with respect to either party for purposes of this Annex.

(e)     SUBSTITUTION

              (i)   "SUBSTITUTION  DATE" means  (A) the Local  Business Day on which the Secured Party  receives the
              Substitute  Credit Support,  if notice of substitution  is received by the  Notification  Time on such date,  and (B) the  Local  Business Day  following  the date on which the Secured  Party  receives the
              Substitute Credit Support, if notice of substitution is received after the Notification Time.

              (ii)  CONSENT OF SECURED PARTY FOR SUBSTITUTION.  Inapplicable.

 (f)    DISPUTE RESOLUTION.

        (i)   "RESOLUTION  TIME"  means  12:00 noon,  New York  time,  on the Local  Business  Day for both  parties following the date the Disputing Party gives notice of a dispute pursuant to Paragraph 5.

        (ii)  VALUE.  For the purpose of  Paragraphs 5(i)(C)  and 5(ii),  disputes  over the Value of Posted  Credit
              Support  will be resolved by the  Valuation  Agent  seeking  bid-side  quotations  as of the  relevant
              Recalculation  Date or date of Transfer,  as  applicable,  from three  parties that  regularly  act as dealers in the  securities  in  question.  The Value  will be the  arithmetic  mean of the  quotations obtained by the Valuation  Agent,  multiplied by the applicable  Valuation  Percentage,  if any. If no quotations are available for a particular  security,  then the Valuation Agent's original  calculation of Value thereof will be used for that security.

        (iii) ALTERNATIVE.  Subject to item (iv) below, the provisions of Paragraph 5 will apply.

        (iv)  MODIFICATION OF PARAGRAPH 5. The introductory  paragraph of Paragraph 5  shall be amended and restated
              to read in its entirety as follows:

                  "If a party (a `Disputing  Party') disputes  (I) the  Valuation  Agent's  calculation of a
                  Delivery  Amount or a Return Amount or (II) the  Value of any Transfer of Eligible  Credit
                  Support or Posted Credit Support, then:

                  (A) the  Disputing  Party  will (x)  notify  the  other  party  and,  if  applicable,  the
                  Valuation  Agent of the amount it is disputing,  (y) indicate what it believes the correct amount to be and (z) provide a statement  showing,  in reasonable  detail,  how it arrived at such amount and the appropriate  party will deliver the undisputed  amount to the other party not later than  (i) (a) the  close of business on the Valuation  Date, if the demand made  under  Paragraph 3  in the case of (I) above is made by the  Notification  Time,  or
                  (b) the  close of  business  of the Local  Business  Day  following  the date on which the demand is made under  Paragraph 3  in the case of (I) above,  if such demand is made after the  Notification  Time,  or (ii) the  close of business of the date of  Transfer,  in the case of (II) above;

                  (B) the parties will consult  with each other and provide  such  information  as the other party shall reasonably request in an attempt to resolve the dispute; and

                  (C) if they fail to resolve the dispute by the Resolution Time, then:"

(g)     HOLDING AND USING POSTED COLLATERAL.

(i)     ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

              (1) The Secured Party and its Custodian (if any) will be entitled to hold Posted  Collateral  pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

                  (A) it is not a Defaulting Party;

                  (B)  Posted  Collateral  consisting  of Cash or  certificated  securities  that  cannot be paid or delivered by  book-entry  may be held only in any state of the United States which has adopted the
                  Uniform Commercial Code;

                  (C) the short-term rating of any Custodian shall be at least "A-1" by S&P

              (2) There shall be no Custodian for Pledgor.

        (ii)  USE OF POSTED  COLLATERAL.  The  provisions  of  Paragraph 6(c)  will not apply to  Secured  Party and
              Secured  Party will not have any right to use the Posted  Collateral  or take any action  specified in
              Paragraph 6(c).

(h)     DISTRIBUTIONS AND INTEREST AMOUNT.

              (i)   INTEREST RATE. The "INTEREST  RATE" will be the "Federal  Funds  (Effective)"  rate as such rate is displayed on Telerate page 118 for such day under the caption "Effective".

              (ii)  AMENDMENT OF PARAGRAPH  6(D)(I) -  DISTRIBUTIONS.  Clause (d)(i) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

                  "(i)  DISTRIBUTIONS.  If the Secured  Party  receives  Distributions  on a Local  Business
                  Day, it will  Transfer  to Pledgor not later than the  following  Local  Business  Day any
                  Distributions it receives."

              (iii)                 AMENDMENT OF PARAGRAPH  6(D)(II) - INTEREST AMOUNT.  Clause (d)(ii) of Paragraph
                    6 shall be amended and restated to read in its entirety as follows:

                  "(ii)  INTEREST  AMOUNT.  In lieu of any  interest,  dividends or other  amounts paid with respect  to Posted  Collateral  in the form of Cash (all of which may be  retained  by the
                  Secured  Party),  the Secured  Party will  Transfer to the Pledgor on the 20th day of each calendar  month (or if such day is not a Local  Business Day, the next Local Business Day)
                  the Interest  Amount.  Any Interest Amount or portion thereof not Transferred  pursuant to this Paragraph will constitute  Posted  Collateral in the form of Cash and will be subject to the security  interest  granted  under  Paragraph 2. For  purposes of  calculating  the
                  Interest  Amount the amount of interest  calculated  for each day of the  interest  period shall be  compounded  monthly."  Secured  Party shall not be  obligated  to  transfer  any
                  Interest Amount unless and until it has received such amount.

(i)     DEMANDS AND NOTICES.

        All demands,  specifications  and notices under this Annex will be made  pursuant to the Notices  Section of this Agreement.

(j)     ADDRESSES FOR TRANSFERS.

              Pledgor:              To be provided in writing by Pledgor to Secured Party.

              Secured Party:        RALI Series 2007-QH1 Supplemental Interest Trust
                                    c/o Deutsche Bank Trust Company Americas
                                    1761 East St. Andrew Place
                                    Santa Ana, California 92705
                                    Trust Administrator-RF07H1

(k)     OTHER PROVISION(S).

              (i)   AMENDMENT OF  PARAGRAPH 7 - EVENTS OF DEFAULT.  Clause (iii) of  Paragraph 7  shall not apply to
              Secured Party.

              (ii)  NON-RELIANCE.  Notwithstanding  the  obligations of the Secured Party under  Paragraph 6(a), and without  limiting the  generality of the final  sentence of Paragraph  6(a),  each party,  as Pledgor, acknowledges  that it has the means to monitor  all  matters  relating  to all  valuations,  payments, defaults and rights with respect to Posted Collateral  without the need to rely on the other party, in its  capacity  as  Secured  Party,  and that,  given the  provisions  of this  Annex on  substitution, responsibility  for the  preservation of the rights of the Pledgor with respect to all such matters is reasonably allocated hereby to the Pledgor.

(iii)    AGREEMENT  AS TO  SINGLE  SECURED  PARTY AND  PLEDGOR.  Each of  Pledgor  and  Secured  Party  agree  that, notwithstanding  anything to the contrary in the recital to this Annex, Paragraph 1(b) or Paragraph
                 2 or the  definitions  in Paragraph  12, (a) the term  "Secured  Party" as used in this Annex means only  Secured  Party,  (b) the term  "Pledgor" as used in this Annex means only  Pledgor,  (c) only
                 Pledgor  makes the pledge and grant in Paragraph 2, the  acknowledgement  in the final  sentence of
                 Paragraph  8(a) and the  representations  in  Paragraph 9 and (d) only  Pledgor will be required to make Transfers of Eligible Credit Support hereunder.

(iv)     SUPPLEMENTAL  INTEREST TRUST TRUSTEE.  The Supplemental  Interest Trust Trustee is hereby authorized to (i)
                 make  demands on behalf of the Secured  Party  pursuant to  Paragraph 3 hereunder  and (ii) provide notice  on  behalf of the  Secured  Party  pursuant  to  Paragraph  7  hereunder.  It is  expressly understood  and agreed by the parties  hereto that (i) this Credit  Support  Annex is executed  and delivered by Deutsche Bank Trust Company  Americas  ("DBTCA"),  not  individually or personally but solely on behalf of the RALI Series  2007-QH1  Supplemental  Interest  Trust in the exercise of the powers and authority  conferred and vested in it under the Pooling and Servicing Agreement and that as  Secured  Party  all  protections  and  limitations  on  liability  set  forth  in  the  related
                 Confirmation  shall apply to DBTCA as though fully set forth herein with the same force and effect,
                 (ii) all  agreements by Secured Party made herein are intended for the purpose of binding only such
                 Supplemental  Interest  Trust,  and nothing  herein  contained  shall be  construed as creating any liability  for DBTCA,  individually  or  personally,  to perform any  covenant  (either  express or implied)  contained  herein,  and all such  liability,  if any, is hereby  expressly  waived by the parties hereto,  and such waiver shall bind any third party making a claim by or through one of the parties  hereto,  provided that nothing in this paragraph  shall relieve DBTCA from  performing its duties and obligations  under the Pooling and Servicing  Agreement and (iii) under no circumstances shall  DBTCA  be  personally  liable  for the  payment  of any  indebtedness  or  expenses  of such
                 Supplemental  Interest  Trust,  or  be  liable  for  the  breach  or  failure  of  any  obligation, representation,  warranty or covenant made or undertaken by the such Supplemental Interest Trust or
                 Secured Party under this Agreement or any related document.

(v)      COLLATERAL  ACCOUNT.  Secured Party shall at all times maintain all Posted Collateral in a segregated trust account.

(vi)     EXTERNAL  CALCULATIONS.  At any time at which  Pledgor (or, to the extent  applicable,  its Credit  Support
                 Provider)  does not have a long-term  unsubordinated  and unsecured  debt rating of at least "BBB+"
                 from S&P,  the  Valuation  Agent shall (at its own expense)  obtain  external  calculations  of the
                 Secured Party's  Exposure from at least two Reference  Market-makers on the last Local Business Day of each  calendar  month.  Any  determination  of the S&P  Collateral  Amount shall be based on the greatest of the Secured  Party's  Exposure  determined  by the Valuation  Agent and such  Reference
                 Market-makers.  Such external calculation may not be obtained from the same Reference  Market-maker more than four times in any 12-month period.

(vii)    NOTICE TO S&P. At any time at which Pledgor (or, to the extent  applicable,  its Credit  Support  Provider)
                 does not have a long-term  unsubordinated  and  unsecured  debt rating of at least "BBB+" from S&P, the  Valuation  Agent  shall  provide  to S&P not  later  than the  Notification  Time on the Local
                 Business Day following each Valuation Date its  calculations  of the Secured  Party's  Exposure and the Value of any Eligible  Credit  Support or Posted Credit  Support for that  Valuation  Date. The
                 Valuation Agent shall also provide to S&P any external marks of the Secured Party's Exposure.

(viii)   EXPENSES.  Pledgor shall be responsible for all reasonable costs and expenses  incurred by Secured Party in connection with the Transfer of any Eligible Collateral under this Annex.

(ix)     ADDITIONAL DEFINED TERMS.

               "DV01" means, with respect to a Transaction and any date of  determination,  the sum of the estimated change in the Secured Party's  Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date,  as determined by the Valuation  Agent in good faith and in a  commercially  reasonable  manner.  The  Valuation  Agent shall,  upon request of
               Secured Party, provide to Secured Party a statement showing in reasonable detail such calculation.

               "MOODY'S FIRST LEVEL ADDITIONAL  COLLATERALIZED  AMOUNT" means, with respect to any Transaction,  the lesser of (x) the product of 15 and DV01 for such  Transaction  and such  Valuation  Date and (y) the product of 2% and the Notional Amount for such Transaction for the Calculation  Period which includes such Valuation Date.

               "MOODY'S  FIRST LEVEL  COLLATERAL  AMOUNT"  means,  (A) for any Valuation Date on which (I) a Moody's
               First Level  Downgrade has occurred and has been  continuing  (x) for at least 30 Local Business Days or (y)  since  this  Annex was  executed  and (II) it is not the case  that a  Moody's  Second  Level
               Downgrade has occurred and been  continuing  for at least 30 Local  Business Days, an amount equal to the  greater  of (a)  zero  and  (b)  the  sum of the  Secured  Party's  aggregate  Exposure  for all
               Transactions  and the aggregate of Moody's  First Level  Additional  Collateralized  Amounts for each
               Transaction and (B)for any other Valuation Date, zero.

               "MOODY'S  FIRST LEVEL VALUE" means,  for any date that the Moody's First Level  Collateral  Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security,  the bid price for such  security  obtained by the  Valuation  Agent  multiplied  by the  Moody's  First Level
               Valuation Percentage for such security set forth on Schedule A hereto.

               "MOODY'S SECOND LEVEL ADDITIONAL COLLATERALIZED AMOUNT" means, with respect to any Transaction,

                  (1) if such Transaction is not a Transaction-Specific  Hedge, the lesser of (i) the product of the
                  50 and DV01 for  such  Transaction  and such  Valuation  Date and (ii) the  product  of 8% and the
                  Notional  Amount  for such  Transaction  for the  Calculation  Period (as  defined in the  related
                  Transaction) which includes such Valuation Date; or

                  (2) if such Transaction is a  Transaction-Specific  Hedge, the lesser of (i) the product of the 65 and  DV01 for  such  Transaction  and such  Valuation  Date  and (ii) the  product  of 10% and the
                  Notional  Amount  for such  Transaction  for the  Calculation  Period (as  defined in the  related
                  Transaction) which includes such Valuation Date.

               "MOODY'S SECOND LEVEL  COLLATERAL  AMOUNT" means,  (A) for any Valuation Date on which it is the case that a  Moody's  Second  Level  Downgrade  has  occurred  and been  continuing  for at least 30 Local
               Business  Days,  an amount equal to the greatest of (a) zero,  (b) the  aggregate  amount of the Next
               Payments for all Next Payment  Dates and (c) the sum of the Secured  Party's  aggregate  Exposure and the aggregate of Moody's Second Level Additional  Collateralized Amounts for each Transaction and (B)
               for any other Valuation Date, zero.

               "MOODY'S SECOND LEVEL VALUE" means, for any date that the Moody's Second Level  Collateral  Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security,  the bid price for such  security  obtained by the  Valuation  Agent  multiplied  by the Moody's  Second Level
               Valuation Percentage for such security set forth on Schedule A hereto.

               "NEXT  PAYMENT"  means,  in respect of each Next Payment  Date,  the greater of (i) the amount of any payments  due to be made by the Pledgor  pursuant to Section  2(a) on such Next Payment Date less any payments  due to be made by the Secured  Party under  Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

               "NEXT PAYMENT DATE" means the next scheduled payment date under any Transaction.

               "REMAINING  WEIGHTED AVERAGE  MATURITY" means,  with respect to a Transaction,  the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

               "S&P  COLLATERAL  AMOUNT" means,  (A) for any Valuation Date on which a S&P First Level Downgrade has occurred  and been  continuing  for at least 30 days or on which a S&P  Second  Level  Downgrade  has occurred and is continuing,  an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure
               for such  Valuation Date and (2) the product of the Volatility  Buffer for each  Transaction  and the
               Notional  Amount  of  such  Transaction  for  the  Calculation  Period  (as  defined  in the  related
               Transaction) of such  Transaction  which includes such Valuation Date, or (B) for any other Valuation
               Date, zero.

               "S&P VALUE" means,  for any date that the S&P  Collateral  Amount is determined  and the Value of any
               Eligible  Collateral  or Posted  Collateral  that is a  security,  the bid  price  for such  security obtained by the Valuation  Agent  multiplied by the S&P  Valuation  Percentage  for such security set forth on Schedule A hereto.

               "TRANSACTION-SPECIFIC  HEDGE" means any Transaction that is a cap, floor or swaption or a Transaction in respect of which (x) the notional amount of the interest rate swap is "balance  guaranteed" or (y)
               the notional amount of the interest rate swap for any Calculation  Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

               "VOLATILITY  BUFFER" means,  for any Transaction,  the related  percentage set forth in the following table:

                --------------------------- --------------- -------------- ---------------- -----------------

                The higher of the S&P         Remaining       Remaining       Remaining        Remaining
                short-term credit rating       Weighted       Weighted        Weighted          Weighted
                of (i) Pledgor and (ii)        Average         Average         Average      Average Maturity
                the Credit Support             Maturity       Maturity        Maturity       up to 30 years
                Provider of Pledgor, if     up to 3 years   up to 5 years  up to 10 years
                applicable
                --------------------------- --------------- -------------- ---------------- -----------------
                --------------------------- --------------- -------------- ---------------- -----------------
                "A-2" or higher                 2.75%           3.25%           4.00%            4.75%
                --------------------------- --------------- -------------- ---------------- -----------------
                --------------------------- --------------- -------------- ---------------- -----------------
                "A-3"                           3.25%           4.00%           5.00%            6.25%
                --------------------------- --------------- -------------- ---------------- -----------------
                --------------------------- --------------- -------------- ---------------- -----------------
                "BB+" or lower                  3.50%           4.50%           6.75%            7.50%
                --------------------------- --------------- -------------- ---------------- -----------------

        IN WITNESS  WHEREOF,  the parties have  executed this Annex on the  respective  dates  specified  below with effect from the date specified on the first page of this document.

BEAR STEARNS FINANCIAL PRODUCTS INC.                          RALI SERIES 2007-QH1 SUPPLEMENTAL INTEREST TRUST

                                                              BY:    DEUTSCHE   BANK  TRUST   COMPANY   AMERICAS,   NOT
                                                              INDIVIDUALLY,  BUT SOLELY AS SUPPLEMENTAL  INTEREST TRUST
By: _____________________________                             TRUSTEE
      Name:
      Title:
      Date:
                                                              By:______________________________________________________
                                                                    Name:
                                                                    Title:
                                                                    Date:

                                                                                                          SCHEDULE A

                                                COLLATERAL SCHEDULE

THE MOODY'S FIRST LEVEL VALUATION PERCENTAGES SHALL BE USED IN DETERMINING THE MOODY'S FIRST LEVEL COLLATERAL AMOUNT.

THE MOODY'S SECOND LEVEL VALUATION PERCENTAGES SHALL BE USED IN DETERMINING THE MOODY'S SECOND LEVEL COLLATERAL AMOUNT.

THE S&P VALUATION PERCENTAGES SHALL BE USED IN DETERMINING THE S&P COLLATERAL AMOUNT.

-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
  ISDA COLLATERAL ASSET                            MOODY'S FIRST LEVEL       MOODY'S SECOND LEVEL               S&P
 DEFINITION (ICAD) CODE     REMAINING MATURITY    VALUATION PERCENTAGE       VALUATION PERCENTAGE      VALUATION PERCENTAGE
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------

-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
         US-CASH                   N/A                    100%                       100%                      100%
         EU-CASH                   N/A                     98%                        94%                      92.5%
         GB-CASH                   N/A                     98%                        95%                      94.1%
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------

-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
        US-TBILL
        US-TNOTE
        US-TBOND
      (fixed rate)            < 1 Year                 100%                       100%                      98.9%
--------------------------
                               1 to 2 years               100%                        99%                      98.0%
--------------------------
                               2 to 3 years               100%                        98%                      97.4%
--------------------------
                               3 to 5 years               100%                        97%                      95.5%
--------------------------
                               5 to 7 years               100%                        96%                      93.7%
--------------------------
                              7 to 10 years               100%                        94%                      92.5%
--------------------------
                              10 to 20 years              100%                        90%                      91.1%
--------------------------
                             > 20 years                100%                        88%                      88.6%
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------

-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
        US-TBILL
        US-TNOTE
        US-TBOND                                                                                           Not Eligible
     (floating rate)          All Maturities              100%                        99%                   Collateral
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------

-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
      GA-US-AGENCY            < 1 Year                 100%                        99%                      98.5%
      (fixed rate)
                               1 to 2 years               100%                        99%                      97.7%
                               2 to 3 years               100%                        98%                      97.3%
                               3 to 5 years               100%                        96%                      94.5%
                               5 to 7 years               100%                        93%                      93.1%
                              7 to 10 years               100%                        93%                      90.7%
                              10 to 20 years              100%                        89%                      87.7%
                             > 20 years                100%                        87%                      84.4%
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------

-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
      GA-US-AGENCY            All Maturities              100%                        98%                  Not Eligible
     (floating rate)                                                                                        Collateral
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------

-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
 GA-EUROZONE-GOV (other                            Rated Aa3 or better        Rated Aa3 or better       Rated AAA or better
  than EU-CASH) (fixed
          rate)                                        by Moody's                 by Moody's                  by S&P
                              < 1 Year                  98%                        94%                      98.8%
                               1 to 2 years                98%                        93%                      97.9%
                               2 to 3 years                98%                        92%                      97.1%
                               3 to 5 years                98%                        90%                      91.2%
                               5 to 7 years                98%                        89%                      87.5%
                              7 to 10 years                98%                        88%                      83.8%
                              10 to 20 years               98%                        84%                      75.5%
                             > 20 years                 98%                        82%                  Not Eligible
                                                                                                            Collateral
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------

-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
 GA-EUROZONE-GOV (other                            Rated Aa3 or better        Rated Aa3 or better       Rated AAA or better
 than EU-CASH) (floating
          rate)                                        by Moody's                 by Moody's                  by S&P
                              All Maturities               98%                        93%                  Not Eligible
                                                                                                            Collateral
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------

-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
                           --------------------- ------------------------ ---------------------------- ----------------------
        GA-GB-GOV             < 1 Year                  98%                        94%                  Not Eligible
  (other than GB-CASH)                                                                                      Collateral
      (fixed rate)
                               1 to 2 years                98%                        93%                  Not Eligible
                                                                                                            Collateral
                               2 to 3 years                98%                        92%                  Not Eligible
                                                                                                            Collateral
                               3 to 5 years                98%                        91%                  Not Eligible
                                                                                                            Collateral
                               5 to 7 years                98%                        90%                  Not Eligible
                                                                                                            Collateral
                              7 to 10 years                98%                        89%                  Not Eligible
                                                                                                            Collateral
                              10 to 20 years               98%                        86%                  Not Eligible
                                                                                                            Collateral
                             > 20 years                 98%                        84%                  Not Eligible
                                                                                                            Collateral
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------

-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------
        GA-GB-GOV             All Maturities               98%                        94%                  Not Eligible
  (other than GB-CASH)                                                                                      Collateral
     (floating rate)
-------------------------- --------------------- ------------------------ ---------------------------- ----------------------

The ISDA Collateral Asset Definition (ICAD) Codes used in this Collateral Schedule shall have the meanings set forth in the Collateral Asset Definitions (First Edition - June 2003) as published and copyrighted in 2003 by the
International Swaps and Derivatives Association, Inc.